EXHIBIT 31.2
CERTIFICATION OF CFO PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT
CERTIFICATIONS

I, Robyn Priest, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of ETELCHARGE.COM, INC., a Nevada Corporation;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

4. The Registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the Issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the Issuer's internal control over financial reporting that occurred during the Registrant's fiscal quarter ending September 30, 2007 that has materially affected, or is reasonably likely to materially affect, the Issuer's internal control over financial reporting.

5. The Registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant's auditor and the audit committee of the Registrant's board of directors (or persons performing the equivalent functions):

(a) All deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

ETELCHARGE.COM, INC.

Date: November 14, 2007	By:	/s/ Robyn Priest
Robyn Priest
Principal Financial Officer

Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of ETELCHARGE.COM, INC., a Nevada corporation (the "Company”), does hereby certify with respect to the Quarterly Report of ETELCHARGE.COM, INC. on Form 10-QSB for the third quarter of 2007 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

(1) the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of ETELCHARGE.COM, INC.

ETELCHARGE.COM, INC.

Date: November 14, 2007	By:	/s/ Robert M. Howe III

Chief Executive Officer

ETELCHARGE.COM, INC.

Date: November 14, 2007	By:	/s/ Robyn Priest

Principal Financial Officer